Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Alpha Cognition Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2024, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Henry Du, Interim Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2024

/s/ Henry Du
Henry Du
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)